U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                  Form 8-K/A-1

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       October 5, 1998 (September 8, 1998)

                           GREENMAN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                    1-13776                71-0724248
(State or other jurisdiction      (Commission           (IRS Employer
of incorporation)                 File Number)          Identification No.)

                                 7 Kimball Lane
                                   Building A
                         Lynnfield, Massachusetts, 01940
          (Address of principal executive offices, including zip code)

                                 (781) 224-2411
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets

      On September 8, 1998, GreenMan Technologies Inc., ("GMTI" or the "Registrant") acquired the scrap tire collection and processing assets ("Acquired Assets") of United Waste Service, Inc. ("United"), a wholly owned subsidiary of Republic Services, Inc. ("Republic"). The acquisition was made pursuant to an Asset Purchase Agreement, dated September 8, 1998, by and among GMTI, GreenMan Acquisition Corp., and United and included in this Report as
Exhibit 2. Further information about the aquistion reported herby may be found in the Registrants' press release of September 8, 1998, included as Exhibit 99 to this Report. In consideration for the Acquired Assets, GMTI paid Republic (1) $850,000 in cash and (2) issued to Republic $3,200,000 of the Company's Series B Preferred Stock ("Preferred Stock"). The Preferred Stock is convertible into shares of GMTI's common stock beginning in February 2001 based upon the higher of (1) the trailing 15 day average closing bid (as defined) prices prior to the conversion date or (2) the average of the closing bid prices during the period from September 3, 1998 to February 3, 2001. GreenMan obtained the $850,000 cash component of the purchase price through a loan from Heller Financial, Inc. This loan is guaranteed by GMTI, GreenMan Technologies of Georgia, Inc., two officers and one former officer of GMTI and is secured by certain of the Acquired Assets.


Item 7. Financial Statements and Exhibits

(a)   Financial statements of business acquired

United Rubber Recycling (Lawrenceville and Batesburg facilities only) A division of United Waste Service, Inc.

Independent Auditor's Report.............................................   F-1

Statement of Divisional Assets, Liabilities and Parent's Equity..........   F-2

Statement of Divisional Income...........................................   F-3

Statement of Divisional Cash Flows.......................................   F-4

Notes to Financials......................................................   F-5

(b)   Pro Forma Financial Information

GreenMan Technologies, Inc. Proforma Combined Financial
  Statements (unaudited).................................................   F-7

Pro Forma Combined Balance Sheet - August 31,1998........................   F-8

Pro Forma Combined Statement of Operations ..............................   F-9

Notes to Pro Forma Combined Financial Statements.........................   F-10


The unaudited pro forma combined balance sheets as of August 31, 1998 gives effect to the acquisition of the scrap tire collection and processing assets of United Rubber Recycling (Lawrenceville and Batesburg facilities only), as if the acquisition, accounted for as a purchase, had occurred on September 1, 1997 and the unaudited pro forma combined statement of operation for the year ended August 31, 1998 gives effect to the acquisition as if the acquisition had occurred at the beginning of the period presented. The proforma information is based on historical financial statements of United Rubber Recycling and GMTI.


(c)   Exhibits

All exhibits listed below were previously filed with the exception of those marked with an asterisk (*)

    Exhibit 2         Asset Purchase Agreement, dated as of September 8, 1998,
                      by and among GreenMan Technologies, Inc. ("GMTI") and
                      United Waste Service, Inc. ("United")
    Exhibit 3         Certificate of Designations, Preferences and Rights of
                      Class B Convertible Preferred Stock of GMTI, dated
                      September 3, 1998 by the Board of Directors of GMTI
    Exhibit 10(a)     Bill of Sale, Assignment and Assumptions Agreement,
                      dated as of September 4, 1998, by and among GreenMan
                      Acquisition Corp. ("GAC") and United.
    Exhibit 10(b)     Lease dated September 3, 1998 by and between United as
                      landlord and GMTI as tenant.
    Exhibit 10(c)     Covenant Not To Compete, dated September 4, 1998 by and
                      among United, GMTI and Republic Services, Inc.
    Exhibit 10(d)     Disposal Agreement, dated as of September 4, 1998 by and
                      among United, GMTI and Pine Ridge Recycling, Inc.
    Exhibit 10(e)     Registration Agreement, dated September 4, 1998 GMTI and
                      Republic Services, Inc.
    Exhibit 10(f)     Loan and Security Agreement by and among GreenMan
                      Technologies of Minnesota (GMTM"), GreenMan Technologies
                      of Georgia ("GMTG") and Heller Financial Inc. ("Heller")
    Exhibit 10(g)     First Amendment to the Loan and Security Agreement of
                      Exhibit 10(f), dated as of September 3, 1998, by and
                      between GMTM,GMTG,GAC,GMTI, certain officers of the
                      Company and Heller.
    Exhibit 10(h)     Promissory Note - Equipment issued by GMTM and GMTG in
                      favor of Heller, dated September, 1998
    Exhibit 10(i)     Form of Guaranty delivered by the Company and certain
                      officers of the Company in favor of Heller.
    Exhibit 20 *      Consent of Smith and Radigan
    Exhibit 99        Press Release dated September 8, 1998
-------------------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934 , the Registrant certifies that it has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             By: GreenMan Technologies, Inc.


                                               /s/ Charles E. Coppa
                                               --------------------
                                                   Charles E. Coppa
                                             Acting Chief Financial Officer,
                                             Treasurer and Secretary


Date: April 2, 1999

                           INDEPENDENT AUDITORS REPORT

To the Board of Directors
United Waste Services, Inc.

We have audited the accompanying statement of divisional assets, liabilities and parent's equity of United Rubber Recycling (Lawrenceville and Batesburg facilities only), a division of United Waste Service, Inc. as of August 31, 1998, and the related statements of divisional income and cash flows for the year then ended. These financial statements are the responsibility of the Division's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Rubber Recycling (Lawrenceville and Batesburg facilities only), a division of United Waste Services, Inc. as of August 31, 1998, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

As discussed in Note A to the financial statements, the Division has been operated as an integral part of its Parent's operations and is significantly dependent on the parent corporation. Hence, the financial statements presented may not be indicative of the results of operations that would have been obtained if the Division had been operated as an independent entity.


                                        /s/ Smith & Radigan

Atlanta, Georgia
November 4, 1998

Statement of Divisional Assets, Liabilities and Parent's Equity

UNITED RUBBER RECYCLING (LAWRENCEVILLE AND BATESBURG FACILITIES ONLY), A DIVISION OF UNITED WASTE SERVICE, INC.

August 31, 1998

                                     ASSETS
Current assets:
   Accounts receivable, less allowance for doubtful accounts of $70,000         $    559,543
Equipment, at cost
   Machinery and equipment                                                         2,445,520
   Less accumulated depreciation                                                    (716,272)
                                                                                ------------
                                                                                   1,729,248
                                                                                ------------

                                                                                $  2,288,791
                                                                                ============

                         LIABILITIES AND PARENTS' EQUITY

  Parents equity in division                                                    $  2,288,791
                                                                                ============

   The Notes to Financial Statements are an integral part of these Statements.

Statement of Divisional Income

UNITED RUBBER RECYCLING (LAWRENCEVILLE AND BATESBURG FACILITIES ONLY), A DIVISION OF UNITED WASTE SERVICE, INC.

For the Year Ended August 31, 1998

Revenue                                                      $5,249,914

Cost and Expense:
  Cost of sales                                               3,917,724
  General and administrative                                    164,225
  Depreciation                                                  329,071
  Bad debt expense                                               54,025
                                                             ----------
                                                              4,465,045
                                                             ----------
Divisional income before income taxes                           784,869
Current provision for income taxes on divisional income         313,948
                                                             ----------
Divisional income after income taxes                         $  470,921
                                                             ==========

   The Notes to Financial Statements are an integral part of these Statements.

Statement of Divisional Cash Flows

UNITED RUBBER RECYCLING (LAWRENCEVILLE AND BATESBURG FACILITIES ONLY), A DIVISION OF UNITED WASTE SERVICE, INC.

For the Year Ended August 31, 1998

CASH FLOWS FROM OPERATING ACTIVITIES:
   Divisional income after income taxes                                           $   470,921
   Adjustments to reconcile divisional income after income taxes to net cash provided by operating activities:
      Allocation of corporate expenses to division                                    154,944
      Depreciation                                                                    329,071
      Bad debt expense                                                                 54,025
      Income tax expense                                                              313,948
      Decrease in accounts receivable                                               1,643,997
                                                                                  -----------
           Total adjustments                                                        2,495,985
                                                                                  -----------
                    Net cash provided by operating activities                       2,966,906

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of equipment                                                             (290,344)
CASH FLOWS FROM FINANCING ACTIVITIES:
   Cash collected by parent on behalf of division                                  (6,758,511)
   Cash payments made by parent on behalf of division                               4,081,949
                                                                                  -----------
                    Net cash used by financing activities                          (2,676,562)
                                                                                  -----------

Net effect on cash from divisional activity                                       $        --
                                                                                  ===========

   The Notes to Financial Statements are an integral part of these Statements

Notes to Financial Statements

UNITED RUBBER RECYCLING (LAWRENCEVILLE AND BATESBURG FACILITIES ONLY), A DIVISION OF UNITED WASTE SERVICE, INC.

For the Year Ended August 31, 1998

Note A - Summary of Significant Accounting Policies

Nature of Operations

The United Rubber Recycling (URR),a Division of United Waste Service, Inc. (the Parent), operates scrap tire collection and processing facilities in Lawrenceville, Georgia and Batesburg, South Carolina. Sales are concentrated in Georgia and South Carolina.

Basis of Presentation

The accompanying statements of divisional assets, liabilities and parent's equity, divisional income and cash flows have been prepared from the books and records maintained by the URR Division and its Parent. The statement of divisional income and cash flows may not necessarily be indicative of the results of operations that would have been obtained if URR had been operated as an independent entity. The statement of divisional income includes allocation of certain expenses from the Parent which are material in amount. Such expenses are allocations for overhead. (Note B)

The Parent controls all cash balances and no separate cash balances are maintained by URR. URR does not have any formal financing arrangements with its Parent. However, cash needs are met by funds provided by the Parent, essentially on a demand basis, to the extent funds are required by URR.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. These estimates and assumptions involve the areas of allowance for doubtful accounts and expense allocations from the Parent. Actual results could differ from those estimates.

Sales

Sales for tire collections are recorded when the tires are received. Sales from tire material processing are recorded when the tire material has been shipped.

Equipment

The cost of equipment is depreciated over the estimated useful lives (5-10 years) of the related assets using the straight-line method.

Income Tax

Income taxes are allocated to the division at statutory rates.

Maintenance and Repairs

Maintenance and repairs expenses are charged to operations when incurred. Betterments and major renewals are capitalized.

Notes to Financial Statements

UNITED RUBBER RECYCLING (LAWRENCEVILLE AND BATESBURG FACILITIES ONLY), A DIVISION OF UNITED WASTE SERVICE, INC.

For the Year Ended August 31, 1998

Note B -- Parent's Equity in Division

Activity in parent's equity in division includes disbursements made on behalf of URR, cash collected on behalf of URR, divisional income and expenses allocated to URR by the Parent. The following is a summary of activity in parent's equity in division during the year ended August 31, 1998.

    Balance at beginning of year                                    $ 4,025,540
    Less:
       Cash collected by parent on behalf of URR                     (6,758,511)
    Add:
       Cash disbursements made by parent on behalf of URR             4,081,949
       Corporate expenses allocated to URR by parent                    154,944
       Corporate income taxes allocated to URR                          313,948
       URR divisional income after income taxes                         470,921
                                                                    -----------
    Balance at end of year                                          $ 2,288,791
                                                                    ===========

Certain corporate expenses incurred by the Parent are allocated to the various divisions of the Parent, including URR. These costs are allocated utilizing methods deemed reasonable and appropriate by management of the Parent.
Rent and utility expense of $154,944 were allocated by the Parent to URR.

Note C -- Subsequent Event

URR's Parent entered into a purchase and sale agreement with a buyer, whereby the Parent sold all of the operational assets of URR to the buyer as of September 4, 1998.

                           GreenMan Technologies, Inc.
                                       and
      United Rubber Recycling (Lawrenceville and Batesburg facilities only)
                    A division of United Waste Service, Inc.
                          Proforma Financial Statements

                        Pro Forma Combined Balance Sheet
                                 August 31, 1998
                                   (unaudited)

                    ASSETS
                                                              GreenMan            United             Pro Forma
                                                           Technologies,          Rubber          Adjustments DR       Pro Forma
                                                                Inc.             Recycling             (CR)             Combined
Current assets:
  Cash and cash equivalents .......................        $    171,114        $         --        $         --       $    171,114
  Accounts receivable, net ........................           1,497,357             559,543            (559,543)         1,497,357
  Inventory .......................................             300,938                  --                  --            300,938
  Insurance claim receivable ......................           3,047,690                  --                  --          3,047,690
  Other current assets ............................             792,748                  --                  --            792,748
                                                           ------------        ------------        ------------       ------------
        Total current assets ......................           5,809,847             559,543                  --          5,809,847
                                                           ------------        ------------        ------------       ------------

Property, plant and equipment, net ................           7,158,402           1,729,248             605,752          9,493,402
                                                           ------------        ------------        ------------       ------------
Other assets:
  Goodwill, net ...................................             445,691                  --           2,015,000          2,460,691
  Other assets ....................................           1,724,430                  --                  --          1,724,430
                                                           ------------        ------------        ------------       ------------
                                                              2,170,121                  --           2,015,000          4,185,121
                                                           ------------        ------------        ------------       ------------
                                                           $ 15,138,370        $  2,288,791        $  2,061,209       $ 19,488,370
                                                           ============        ============        ============       ============

         LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Convertible notes payable, other ..................      $     90,223        $         --        $         --       $     90,223
  Notes payable,other ...............................         1,189,731                  --             176,004          1,365,735
  Accounts payable and accrued expenses .............         3,256,883                  --             300,000          3,556,883
  Obligations under capital leases, current .........         2,616,250                  --                  --          2,616,250
                                                           ------------        ------------        ------------       ------------
        Total current liabilities ...................         7,153,087                  --             476,004          7,629,091
  Convertible notes payable .........................         1,014,680                  --                  --          1,014,680
  Convertible notes payable, other ..................           209,777                  --                  --            209,777
  Notes payable, non-current portion ................         2,908,352                  --             673,996          3,582,348
                                                           ------------        ------------        ------------       ------------
        Total liabilities ...........................        11,285,896                  --           1,150,000         12,435,896
                                                           ------------        ------------        ------------       ------------
Stockholders' equity
  Preferred stock ...................................                --                  --           3,200,000          3,200,000
  Common stock ......................................            65,969                  --                  --             65,969
  Additional paid-in capital ........................        21,180,871                  --                  --         21,180,871
  Parents equity in division ........................                --           2,288,791          (2,288,791)                --
  Accumulated deficit ...............................       (17,394,366)                 --                  --        (17,394,366)
                                                           ------------        ------------        ------------       ------------
        Total stockholders' equity ..................         3,852,474           2,288,791             911,209          7,052,474
                                                           ------------        ------------        ------------       ------------
                                                           $ 15,138,370        $  2,288,791        $  2,061,209       $ 19,488,370
                                                           ============        ============        ============       ============

UNITED RUBBER RECYCLING (LAWRENCEVILLE AND BATESBURG FACILITIES ONLY), A DIVISION OF UNITED WASTE SERVICE, INC.

August 31, 1998

                        Pro Forma Statement of Operations
                           Year Ended August 31, 1998
                                   (unaudited)

                                                        GreenMan                             Pro Forma
                                                      Technologies,      United Rubber      Adjustments           Pro Forma
                                                          Inc.             Recycling          DR (CR)              Combined
Revenues .......................................      $ 12,455,208       $  5,249,914       $         --         $ 17,705,122
Cost of sales ..................................         8,484,956          4,246,795                 --           12,731,751
                                                      ------------       ------------       ------------         ------------
Gross profit ...................................         3,970,252          1,003,119                 --            4,973,371
Operating expenses:
    Research and development ...................           740,319                 --                 --              740,319
    Selling, general and administrative ........         4,721,143            218,250        (1) 201,500            5,140,893
                                                      ------------       ------------       ------------         ------------
        Total operating expenses ...............         5,461,462            218,250            201,500            5,881,212
                                                      ------------       ------------       ------------         ------------
Operating (loss) profit ........................        (1,491,210)           784,869           (201,500)            (907,841)
Other income (expenses) ........................        (2,484,561)                --        (2) (80,710)          (2,565,271)
                                                      ------------       ------------       ------------         ------------
Income (loss) from continuing operations .......        (3,975,771)           784,869           (282,510)          (3,473,412)
Discontinued operations:
    Loss from discontinued operations ..........          (513,920)                --                 --             (513,920)
    Loss on disposal of discontinued
    operations .................................        (1,100,000)                --                 --           (1,100,000)
                                                      ------------       ------------       ------------         ------------
                                                        (1,613,920)                --                 --           (1,613,920)
Income tax expense .............................                --           (313,948)       (3) 313,948                   --
Net income (loss) ..............................      $ (5,589,691)      $    470,921       $     31,438         $ (5,087,332)
                                                      ============       ============       ============         ============
Net income (loss) per share ....................      $      (1.48)                                              $      (1.34)
                                                      ============                                               ============
Shares used in calculation of net income
(loss) per share ...............................         3,784,026                                                  3,784,026
                                                      ============                                               ============

Notes to Pro Forma Combined Financial Statements

UNITED RUBBER RECYCLING (LAWRENCEVILLE AND BATESBURG FACILITIES ONLY), A DIVISION OF UNITED WASTE SERVICE, INC.

August 31, 1998

The unaudited Proforma Combined Balance Sheet has been prepared form the unaudited August 31, 1998 balance sheet of GreenMan Technologies, Inc. ("GMT") and the audited August 31, 1998 balance sheet of United Rubber Recycling (Lawrenceville and Batesburg facilities only) ("United"). The unaudited Pro Forma Combined Statement of Operations for the year ended August 31, 1998 has been prepared for the unaudited quarterly Statements of Operations of GMT and the audited Statement of Divisional Income of United. The unaudited Pro Forma Combined Balance Sheet as of August 31, 1998 gives effect to the acquisition of the United assets as if the acquisition had occurred at the beginning of the period presented. The unaudited Pro Forma Combined Balance Sheet and the unaudited Combined Statement of Operations for the year ended August 31, 1998 also gives effect to the following:

(A) To reflect the acquisition of the scrap tire collection and processing assets of United pursuant to the terms of the Asset Purchase Agreement for $4,200,000.

(1)   To record the amortization of acquisition related goodwill.

(2)   To record interest expense on acquisition related debt.

(3) To reverse the income tax provision recorded by United during the year ended August 31, 1998.